UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2006

Beverly National Corporation

(Exact name of registrant as specified in charter)

Massachusetts	33-22224-B	04-2832201
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

240 Cabot Street, Beverly, Massachusetts	01915
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: (978) 922-2100

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (12 C.F.R. 230.425)

☐	Soliciting material pursuant to Rule 14a-2 under the Exchange Act (17 C.F.R. 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. 240.13e-4(c))

Form 8-K, Current Report

Beverly National Corporation

Section 5. Corporate Governance and Management

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

At the Annual Meeting of Shareholders of the Corporation on April 25, 2006, James D. Wiltshire retired as a Director of the Bank and the Corporation. At such meeting, Pamela C. Scott was elected by shareholders as a new Director of the Bank and the Corporation.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 25, 2006, the Shareholders of Beverly National Corporation (the “Corporation”) amended and restated the Articles of Organization, which become effective upon filing with the Secretary of State of the Commonwealth of Massachusetts. The Amended and Restated Articles of Organization increase the authorized number of shares of common stock from 2,500,000 to 5,000,000 shares. A copy of the Amended and Restated Articles of Organization is attached hereto as an Exhibit and is incorporated herein by reference.

Section 8. Other Events

Item 8.01. Other Events.

The Corporation’s Annual Meeting of Shareholders was held at the Danvers office of Beverly National Bank, Danvers, Massachusetts, on the 25th day of April, 2006 at 9:00 a.m. At the Meeting, the following matters were submitted to a vote with the results as follows:

1. The proposal to fix the number of directors at eleven (11) who shall constitute the full Board of Directors was approved by the requisite majority vote of shareholders. The votes for fixing the number of directors were as follows:

“FOR APPROVAL”	“AGAINST APPROVAL”	“ABSTAIN”

1,466,657	5,364	4,450
Number	Number	Number

2. All of the four (4) nominees for director received in excess of the requisite plurality of the votes cast at the meeting and were elected and qualified. The votes cast “FOR”, “AGAINST” and “ABSTAIN” on the proposal to elect each of the following four (4) Directors of the Company, who, together with the Directors whose terms of office doe not expire at this meeting, will constitute the full Board of Directors and will serve for a term of three (3) years were as follows:

	“FOR APPROVAL”	“AGAINST APPROVAL”	“ABSTAIN”

John N. Fisher	1,327,252	147,503	1,715
	Number	Number	Number

Alice B. Griffin	1,295,878	179,192	1,400
	Number	Number	Number

Robert W. Luscinski	1,309,516	165,554	1,400
	Number	Number	Number

Pamela C. Scott	1,282,332	38,511	155,627
	Number	Number	Number

3. The appointment of Shatswell, MacLeod & Company, P.C. as independent auditors for the Company for the year ending December 31, 2006 was ratified because the votes for such appointment exceeded the votes against such appointment. The votes cast “FOR”, “AGAINST” and “ABSTAIN” on the proposal to ratify the appointment of Shatswell, MacLeod & Company, P.C. to act as independent auditors for the fiscal year ended December 31, 2006 are as follows:

“FOR APPROVAL”	“AGAINST APPROVAL”	“ABSTAIN”

1,468,749	862	6,860
Number	Number	Number

4. The proposal to amend the Restated Articles of Organization to increase the authorized number of shares of the Corporation’s common stock to 5,000,000 was approved by the requisite majority vote of shareholders. The votes cast “FOR”, “AGAINST” and “ABSTAIN” on the proposal to amend the Corporation’s Restated Articles of Organization to increase the authorized number of shares of common stock from 2,500,000 to 5,000,000 are as follows:

“FOR APPROVAL”	“AGAINST APPROVAL”	“ABSTAIN”

1,205,278	262,027	9,165
Number	Number	Number

Section	9. Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(a)	Not Applicable.

(b)	Not Applicable.

(c)	Not Applicable.

(d)	Exhibits.

Exhibit Index

3.1        Amended and Restated Articles of Organization, as of April 25, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated: April 28, 2006	BEVERLY NATIONAL CORPORATION

	By:	/s/ Donat A. Fournier
Donat A. Fournier,
President and Chief Executive Officer